Segment information	3 Months Ended
Mar. 31, 2018
Segment information

9.              Segment information

Results of operating segments are reviewed by the Company’s chief operating decision maker to make decisions about resources to be allocated to the segments and assess their performance.

The Company conducts its business in two principal operating segments: the development project in Europe (Timok Project, plus other assets) and the mining operations in Africa (BMSC). For segmented reporting purposes, the Company’s reportable operating segments are comprised of Europe, Africa, and all other business activities and operating segments that are not reportable (North America).

The principal products of the Company’s mining operations in Africa are zinc and copper concentrates, containing by-products of gold and silver. Cash and cash equivalents of $145,795 are located outside of Africa at March 31, 2018 (December 31, 2017 – $116,099). Information related to the reportable operating segments is as follows:

Total Assets	March 31, 2018	December 31, 2017
Europe	$516,073	$501,700
Africa	494,326	472,411
North America	82,661	112,241
Total	$1,093,060	$1,086,352
Total liabilities	March 31, 2018	December 31, 2017
Europe	$5,303	$6,244
Africa	126,772	117,394
North America	6,415	9,573
Total	$138,490	$133,211

	Revenues		Cost of sales		Net income (loss) attributable to Nevsun shareholders
	Three months ended March 31,
	2018	2017	2018	2017 (Restated – note 12)	2018	2017 (Restated – note 12)
Europe	$-	$-	$-	$-	$(5,586)	$(10,738)
Africa	106,746	71,647	83,362	59,799	7,522	3,664
North America	-	-	-	-	(6,438)	(4,500)
Total	$106,746	$71,647	$83,362	$59,799	$(4,502)	$(11,574)